Invesco Corporate Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	VK-CBD-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments(a)
May 31, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–88.66%
Aerospace & Defense–0.19%
Moog, Inc., 5.25%, 12/01/2022(b)	$177,000	$179,213
Rockwell Collins, Inc., 3.20%, 03/15/2024	2,104,000	2,131,511
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	293,475
TransDigm, Inc.,
6.50%, 07/15/2024	70,000	70,007
6.38%, 06/15/2026	131,000	129,199
Triumph Group, Inc., 7.75%, 08/15/2025	307,000	297,790
		3,101,195
Agricultural & Farm Machinery–0.31%
John Deere Capital Corp., 3.45%, 03/07/2029	4,406,000	4,601,370
Titan International, Inc., 6.50%, 11/30/2023	436,000	375,778
		4,977,148
Agricultural Products–0.46%
Cargill, Inc.,
3.25%, 05/23/2029(b)	3,557,000	3,594,865
3.88%, 05/23/2049(b)	3,354,000	3,452,417
Kernel Holding S.A., (Ukraine), REGS, 8.75%, 01/31/2022(b)	297,000	305,634
		7,352,916
Air Freight & Logistics–0.01%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	84,000	85,512
Airlines–5.15%
American Airlines Pass Through Trust,
Series 2016-1, Class AA, 3.58%, 01/15/2028	1,769,172	1,825,227
Series 2016-3, Class AA, 3.00%, 10/15/2028	4,153,008	4,119,183
Series 2017-1, Class AA, 3.65%, 02/15/2029	2,915,100	3,002,558
Series 2017-1, Class B, 4.95%, 02/15/2025	2,330,300	2,426,606
Series 2017-2, Class A, 3.60%, 10/15/2029	3,856,342	3,834,796
Series 2017-2, Class AA, 3.35%, 10/15/2029	4,801,276	4,832,018
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd., (Colombia), REGS, 8.38%, 05/10/2020(b)	2,909,000	2,770,852
Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	3,233,000	3,321,272
Series 2019-1, Class AA, 3.20%, 04/25/2024	4,673,000	4,807,241
Delta Air Lines, Inc.,
3.63%, 03/15/2022	9,961,000	10,088,758
3.80%, 04/19/2023	2,065,000	2,111,451
Principal Amount		Value
Airlines–(continued)
LATAM Airlines Group S.A. Pass Through Trust, (Chile), Series 2015-1, Class A, 4.20%, 11/15/2027	$5,144,632	$5,140,105
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, 4.88%, 05/10/2028(b)	4,407,075	4,250,183
Series 2016-1, Class B, 7.50%, 11/10/2023(b)	4,785,332	4,938,223
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	1,711,606	1,748,234
Series 2016-1, Class B, 3.65%, 01/07/2026	2,539,155	2,536,541
Series 2018-1, Class A, 3.70%, 03/01/2030	4,769,501	4,772,193
Series 2018-1, Class AA, 3.50%, 03/01/2030	4,494,375	4,586,423
Series 2019-1, Class A, 4.55%, 08/25/2031	2,273,000	2,417,880
Series 2019-1, Class AA, 4.15%, 08/25/2031	4,436,000	4,704,684
WestJet Airlines Ltd., (Canada), 3.50%, 06/16/2021(b)	4,986,000	5,023,194
		83,257,622
Alternative Carriers–0.10%
CenturyLink, Inc.,
Series S, 7.50%, 04/01/2024	245,000	262,150
Series Y, 6.45%, 06/15/2021	278,000	289,815
Level 3 Financing, Inc.,
5.38%, 05/01/2025	717,000	719,689
5.25%, 03/15/2026	350,000	349,895
		1,621,549
Aluminum–0.04%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	600,000	615,000
Apparel Retail–0.06%
Hot Topic, Inc., 9.25%, 06/15/2021(b)	317,000	319,061
L Brands, Inc.,
5.63%, 02/15/2022	455,000	466,989
6.88%, 11/01/2035	189,000	165,375
6.75%, 07/01/2036	47,000	40,185
		991,610
Apparel, Accessories & Luxury Goods–0.04%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	64,000	63,840
4.88%, 05/15/2026(b)	521,000	514,237
		578,077
Asset Management & Custody Banks–0.99%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	4,515,000	4,766,674

See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(b)	$4,355,000	$4,810,386
Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	5,900,000	6,294,016
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	178,000	186,789
		16,057,865
Auto Parts & Equipment–0.04%
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	123,000	123,307
Dana, Inc., 5.50%, 12/15/2024	76,000	76,100
Delphi Technologies PLC, 5.00%, 10/01/2025(b)	212,000	180,730
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	160,000	148,000
Hertz Corp. (The), 7.63%, 06/01/2022(b)	84,000	85,365
		613,502
Automobile Manufacturers–2.25%
Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	2,887,000	2,965,581
5.60%, 01/07/2022	410,000	429,241
5.58%, 03/18/2024	5,254,000	5,473,720
General Motors Financial Co., Inc.,
3.20%, 07/06/2021	1,175,000	1,174,927
5.10%, 01/17/2024	2,352,000	2,457,115
Series B, 6.50%(c)	2,924,000	2,731,645
Hyundai Capital America, 4.30%, 02/01/2024(b)	14,635,000	15,219,763
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	501,000	513,525
Volkswagen Group of America Finance LLC (Germany),
3.31%, (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(d)	2,428,000	2,436,839
3.48%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	2,876,000	2,893,786
		36,296,142
Automotive Retail–0.27%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	3,400,000	3,608,726
AutoZone, Inc., 3.75%, 04/18/2029	200,000	203,412
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	108,000	108,945
Penske Automotive Group, Inc., 5.50%, 05/15/2026	473,000	470,044
		4,391,127
Biotechnology–0.28%
AbbVie, Inc.,
3.75%, 11/14/2023	250,000	257,766
4.88%, 11/14/2048	4,254,000	4,285,978
		4,543,744
Brewers–0.75%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.90%, 02/01/2046	5,607,000	5,790,412
Principal Amount		Value
Brewers–(continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.00%, 04/13/2028	$300,000	$313,222
5.45%, 01/23/2039	2,245,000	2,512,342
8.00%, 11/15/2039	2,414,000	3,470,218
		12,086,194
Broadcasting–0.08%
AMC Networks, Inc.,
5.00%, 04/01/2024	329,000	328,530
4.75%, 08/01/2025	57,000	55,931
Gray Television, Inc., 7.00%, 05/15/2027(b)	155,000	164,570
Nexstar Broadcasting, Inc., 5.63%, 08/01/2024(b)	233,000	235,330
Tribune Media Co., 5.88%, 07/15/2022	159,000	161,536
TV Azteca, S.A.B. de C.V., (Mexico), REGS, 8.25%, 08/09/2024(b)	300,000	294,750
		1,240,647
Building Products–0.52%
Owens Corning, 4.30%, 07/15/2047	8,830,000	7,464,495
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	725,000	751,267
5.00%, 02/15/2027(b)	229,000	224,134
		8,439,896
Cable & Satellite–2.64%
Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	400,000	407,556
7.50%, 05/15/2026(b)	260,000	256,100
Altice Luxembourg S.A. (Luxembourg),
7.75%, 05/15/2022(b)	200,000	204,000
10.50%, 05/15/2027(b)	210,000	210,565
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	576,000	586,800
5.75%, 02/15/2026(b)	1,093,000	1,136,720
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	5,493,000	5,816,252
5.38%, 04/01/2038	1,990,000	2,041,860
5.75%, 04/01/2048	2,515,000	2,656,368
6.83%, 10/23/2055	4,449,000	5,023,829
Comcast Corp.,
3.95%, 10/15/2025	1,775,000	1,881,340
6.45%, 03/15/2037	1,885,000	2,462,995
4.60%, 10/15/2038	2,560,000	2,802,626
4.95%, 10/15/2058	2,621,000	3,009,659
Cox Communications, Inc., 3.35%, 09/15/2026(b)	3,514,000	3,482,617
CSC Holdings, LLC,
7.75%, 07/15/2025(b)	434,000	462,753
10.88%, 10/15/2025(b)	356,000	404,968
6.63%, 10/15/2025(b)	200,000	210,190
5.50%, 05/15/2026(b)	265,000	269,558
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Cable & Satellite–(continued)
DISH DBS Corp.,
7.88%, 09/01/2019	$498,000	$504,608
5.88%, 11/15/2024	866,000	780,543
7.75%, 07/01/2026	87,000	79,866
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	718,000	647,995
8.50%, 10/15/2024(b)	246,000	240,465
NBCUniversal Media LLC, 5.95%, 04/01/2041	3,964,000	4,950,804
Sirius XM Radio, Inc., 6.00%, 07/15/2024(b)	650,000	670,442
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 5.00%, 01/15/2025(b)	317,000	325,718
UPC Holding B.V., (Netherlands), 5.50%, 01/15/2028(b)	200,000	198,140
Virgin Media Bristol LLC, (United Kingdom), 5.50%, 08/15/2026(b)	239,000	240,716
Virgin Media Finance PLC, (United Kingdom), 6.00%, 10/15/2024(b)	200,000	205,250
VTR Finance B.V., (Chile), 6.88%, 01/15/2024(b)	200,000	205,750
Ziggo B.V., (Netherlands), 5.50%, 01/15/2027(b)	250,000	245,000
		42,622,053
Casinos & Gaming–0.11%
Boyd Gaming Corp.,
6.88%, 05/15/2023	202,000	209,070
6.38%, 04/01/2026	107,000	110,622
6.00%, 08/15/2026	105,000	106,181
MGM Resorts International,
7.75%, 03/15/2022	301,000	332,605
6.00%, 03/15/2023	559,000	591,142
Scientific Games International, Inc., 10.00%, 12/01/2022	204,000	214,826
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	297,000	291,803
		1,856,249
Coal & Consumable Fuels–0.03%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	452,000	446,915
Commodity Chemicals–0.02%
Koppers, Inc., 6.00%, 02/15/2025(b)	203,000	191,708
Nufarm Australia Ltd./Nufarm Americas, Inc., (Australia), 5.75%, 04/30/2026(b)	142,000	134,545
		326,253
Communications Equipment–0.07%
Commscope Technologies LLC, 6.00%, 06/15/2025(b)	572,000	521,950
Principal Amount		Value
Communications Equipment–(continued)
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	$281,000	$298,830
5.25%, 08/01/2026	244,000	243,763
		1,064,543
Construction & Engineering–0.01%
AECOM, 5.13%, 03/15/2027	124,000	122,372
William Lyon Homes, Inc., 6.00%, 09/01/2023	66,000	65,670
		188,042
Construction Machinery & Heavy Trucks–0.04%
Meritor, Inc., 6.25%, 02/15/2024	189,000	194,908
Terex Corp., 5.63%, 02/01/2025(b)	317,000	310,660
Wabtec Corp., 4.95%, 09/15/2028	209,000	218,505
		724,073
Construction Materials–0.22%
CRH America Finance, Inc., (Ireland), 3.95%, 04/04/2028(b)	3,524,000	3,570,311
Consumer Finance–1.31%
Ally Financial, Inc.,
4.13%, 03/30/2020	4,155,000	4,175,775
5.13%, 09/30/2024	434,000	455,157
4.63%, 03/30/2025	1,349,000	1,384,411
Capital One Financial Corp., 3.75%, 03/09/2027	6,970,000	6,973,274
Credit Acceptance Corp., 6.63%, 03/15/2026(b)	1,923,000	1,999,920
Navient Corp.,
8.00%, 03/25/2020	299,000	308,344
7.25%, 01/25/2022	149,000	157,661
7.25%, 09/25/2023	966,000	1,017,633
Synchrony Financial, 4.50%, 07/23/2025	4,550,000	4,660,187
		21,132,362
Copper–0.12%
First Quantum Minerals Ltd., (Zambia), 7.50%, 04/01/2025(b)	548,000	491,830
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,102,000	986,290
Taseko Mines Ltd., (Canada), 8.75%, 06/15/2022(b)	445,000	426,087
		1,904,207
Data Processing & Outsourced Services–0.74%
Fidelity National Information Services, Inc., 4.50%, 08/15/2046	2,418,000	2,479,136
First Data Corp.,
5.00%, 01/15/2024(b)	166,000	169,627
5.75%, 01/15/2024(b)	703,000	721,981
Fiserv, Inc., 4.20%, 10/01/2028	2,400,000	2,538,609
Mastercard, Inc.,
2.95%, 06/01/2029	3,218,000	3,253,370
3.65%, 06/01/2049	2,678,000	2,724,744
		11,887,467
Department Stores–0.39%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/2023	6,176,000	6,317,086
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Diversified Banks–9.95%
Africa Finance Corp., (Supranational), 4.38%, 04/17/2026(b)	$7,620,000	$7,673,950
ANZ New Zealand (Int’l) Ltd., (New Zealand), 2.13%, 07/28/2021(b)	3,990,000	3,943,649
Australia & New Zealand Banking Group Ltd., (Australia), 6.75%(b)(c)	6,555,000	7,044,167
Bank of America Corp.,
3.86%, 07/23/2024(d)	8,727,000	9,053,057
7.75%, 05/14/2038	2,850,000	4,040,522
Series AA, 6.10%(c)(d)	6,420,000	6,883,684
Series DD, 6.30%(c)(d)	2,040,000	2,235,585
Series FF, 5.88%(c)(d)	1,785,000	1,844,646
Series Z, 6.50%(c)(d)	4,500,000	4,896,630
Bank of China Ltd., (China), 5.00%, 11/13/2024(b)	2,850,000	3,033,420
Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	765,000	785,675
7.63%, 11/21/2022	200,000	216,128
Barclays PLC (United Kingdom),
4.84%, 05/09/2028	965,000	962,383
REGS, 7.88%(b)(c)	200,000	206,523
BBVA Bancomer S.A., (Mexico), 4.38%, 04/10/2024(b)	2,015,000	2,075,853
BNP Paribas S.A., (France), 4.38%, 03/01/2033(b)	5,080,000	5,062,939
Citigroup, Inc.,
3.50%, 05/15/2023	3,980,000	4,047,605
2.88%, (3 mo. USD LIBOR + 0.95%), 07/24/2023(d)	1,575,000	1,573,806
5.50%, 09/13/2025	4,845,000	5,384,901
4.65%, 07/23/2048	1,983,000	2,196,531
Series Q, 5.95%(c)	1,570,000	1,592,004
Series T, 6.25%(c)	2,110,000	2,257,014
Series N, 5.80%(c)(d)	2,535,000	2,557,181
Cooperatieve Rabobank U.A., (Netherlands), 11.00%(b)(c)	760,000	766,650
Credit Agricole S.A., (France), REGS, 8.13%(b)(c)	202,000	225,695
Discover Bank, 4.68%	1,990,000	2,029,183
Dresdner Funding Trust I, REGS, 8.15%, 06/30/2031(b)	163,000	211,024
Global Bank Corp. (Panama),
4.50%, 10/20/2021(b)	6,573,000	6,688,027
5.25%, 04/16/2029(b)	3,118,000	3,168,667
HSBC Holdings PLC (United Kingdom),
6.00%(c)	5,365,000	5,295,067
4.00%, 03/30/2022	2,070,000	2,145,912
3.52%, (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	2,663,000	2,658,034
ING Groep N.V. (Netherlands),
6.00%(c)(d)	465,000	466,488
REGS, 6.88%(b)(c)	200,000	206,513
Principal Amount		Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
2.30%, 08/15/2021	$4,545,000	$4,518,172
3.48%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	5,790,000	5,797,764
3.63%, 12/01/2027	2,750,000	2,778,115
4.26%, 02/22/2048(d)	1,935,000	2,048,032
Series W, 3.52% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	5,770,000	4,539,346
Series I, 6.05% (3 mo. USD LIBOR + 3.47%)(c)(d)	3,999,000	4,004,939
Series V, 5.00%(c)(d)	2,005,000	1,999,988
Nordea Bank Abp, (Finland), 5.50%(b)(c)	3,045,000	3,041,194
Royal Bank of Scotland Group PLC (The) (United Kingdom),
8.63%(c)	427,000	451,553
3.50%, (3 mo. USD LIBOR + 1.48%), 05/15/2023(d)	5,411,000	5,394,978
Societe Generale S.A. (France),
7.38%(b)(c)	1,507,000	1,549,377
7.38%(b)(c)	3,665,000	3,676,508
REGS, 7.38%(b)(c)	202,000	207,680
Standard Chartered PLC (United Kingdom),
7.75%(b)(c)	2,690,000	2,799,322
3.74%, (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	1,442,000	1,442,049
4.30%, 02/19/2027(b)	1,628,000	1,645,187
REGS, 7.50%(b)(c)	200,000	207,876
Wells Fargo & Co.,
5.38%, 11/02/2043	7,865,000	9,151,570
4.75%, 12/07/2046	2,045,000	2,208,255
		160,891,018
Diversified Capital Markets–0.87%
Credit Suisse AG, (Switzerland), 3.00%, 10/29/2021	2,065,000	2,080,482
Credit Suisse Group AG (Switzerland),
7.50%(b)(c)	2,410,000	2,504,930
7.25%(b)(c)(d)	330,000	336,889
REGS, 7.13%(b)(c)	202,000	209,162
Credit Suisse Group Funding (Guernsey) Ltd., (Switzerland), 3.75%, 03/26/2025	2,220,000	2,262,140
Macquarie Bank Ltd., (Australia), 6.13%(b)(c)	5,010,000	4,738,909
Macquarie Group Ltd., (Australia), 7.63%, 08/13/2019(b)	1,860,000	1,877,036
		14,009,548
Diversified Chemicals–0.80%
Chemours Co. (The), 7.00%, 05/15/2025	97,000	97,243
Dow Chemical Co. (The),
3.15%, 05/15/2024(b)	1,823,000	1,833,567
3.63%, 05/15/2026(b)	1,848,000	1,868,428
4.80%, 05/15/2049(b)	1,859,000	1,877,875
OCP S.A., (Morocco), 4.50%, 10/22/2025(b)	2,259,000	2,297,268
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Diversified Chemicals–(continued)
Sasol Financing USA LLC (South Africa),
5.88%, 03/27/2024	$3,424,000	$3,627,002
6.50%, 09/27/2028	1,271,000	1,391,149
		12,992,532
Diversified Metals & Mining–0.39%
Teck Resources Ltd., (Canada), 6.13%, 10/01/2035	5,503,000	5,994,106
Vedanta Resources Ltd., (India), 6.38%, 07/30/2022(b)	291,000	279,724
		6,273,830
Diversified REITs–0.65%
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	133,000	134,290
STORE Capital Corp., 4.63%, 03/15/2029	2,000,000	2,096,317
Trust F/1401 (Mexico),
5.25%, 12/15/2024(b)	4,124,000	4,345,665
5.25%, 01/30/2026(b)	3,705,000	3,848,569
		10,424,841
Drug Retail–0.22%
CVS Pass Through Trust,
6.04%, 12/10/2028	1,427,228	1,580,550
5.77%, 01/10/2033(b)	1,840,225	2,053,523
		3,634,073
Electric Utilities–1.78%
Drax Finco PLC, (United Kingdom), 6.63%, 11/01/2025(b)	3,600,000	3,658,572
Electricite de France S.A., (France), 6.00%, 01/22/2114(b)	6,655,000	7,281,501
FirstEnergy Corp., Series C, 4.85%, 07/15/2047	2,034,000	2,227,375
Georgia Power Co., 2.85%, 05/15/2022	3,862,000	3,892,532
Southern Co. (The), Series B, 5.50%, 03/15/2057	11,592,000	11,767,143
		28,827,123
Electrical Components & Equipment–0.03%
EnerSys, 5.00%, 04/30/2023(b)	457,000	463,855
Electronic Equipment & Instruments–0.01%
Itron, Inc., 5.00%, 01/15/2026(b)	222,000	221,722
Environmental & Facilities Services–0.07%
Core & Main L.P., 6.13%, 08/15/2025(b)	396,000	393,030
GFL Environmental, Inc., (Canada), 7.00%, 06/01/2026(b)	544,000	524,797
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	203,000	200,970
		1,118,797
Fertilizers & Agricultural Chemicals–0.01%
OCI N.V., (Netherlands), 6.63%, 04/15/2023(b)	211,000	216,275
Principal Amount		Value
Financial Exchanges & Data–0.65%
Moody’s Corp.,
5.50%, 09/01/2020	$1,710,000	$1,770,990
4.88%, 02/15/2024	6,093,000	6,616,121
5.25%, 07/15/2044	1,665,000	1,963,144
MSCI, Inc., 5.25%, 11/15/2024(b)	161,000	165,830
		10,516,085
Food Distributors–0.03%
US Foods, Inc., 5.88%, 06/15/2024(b)	466,000	474,737
Food Retail–0.02%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/2024	337,000	342,055
Gas Utilities–0.10%
AmeriGas Partners, L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	253,000	263,120
5.88%, 08/20/2026	522,000	542,227
Ferrellgas L.P./Ferrellgas Finance Corp.,
6.50%, 05/01/2021	278,000	246,725
6.75%, 06/15/2023	68,000	58,990
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	491,000	483,635
		1,594,697
General Merchandise Stores–0.22%
Dollar Tree, Inc., 4.20%, 05/15/2028	3,580,000	3,620,891
Health Care Equipment–0.02%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	283,000	285,830
Teleflex, Inc., 4.88%, 06/01/2026	50,000	51,000
		336,830
Health Care Facilities–1.09%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	153,000	156,443
HCA Healthcare, Inc., 6.25%, 02/15/2021	621,000	648,945
HCA, Inc.,
5.00%, 03/15/2024	9,400,000	10,044,817
5.38%, 02/01/2025	225,000	235,737
5.25%, 04/15/2025	151,000	162,778
5.88%, 02/15/2026	225,000	239,065
5.38%, 09/01/2026	103,000	107,131
5.50%, 06/15/2047	5,403,000	5,695,298
Tenet Healthcare Corp., 6.75%, 06/15/2023	350,000	349,972
		17,640,186
Health Care REITs–0.75%
HCP, Inc.,
4.00%, 12/01/2022	4,603,000	4,783,527
4.25%, 11/15/2023	2,095,000	2,205,122
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	651,000	643,676
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Health Care REITs–(continued)
Physicians Realty L.P., 4.30%, 03/15/2027	$1,775,000	$1,797,511
Senior Housing Properties Trust, 6.75%, 12/15/2021	2,606,000	2,756,527
		12,186,363
Health Care Services–1.27%
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	181,000	180,095
Cigna Corp.,
3.49%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(d)	5,327,000	5,310,005
3.75%, 07/15/2023(b)	5,052,000	5,187,213
4.38%, 10/15/2028(b)	1,938,000	2,035,977
4.80%, 08/15/2038(b)	5,467,000	5,604,017
DaVita, Inc., 5.00%, 05/01/2025	312,000	296,010
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	210,000	210,788
Heartland Dental, LLC, 8.50%, 05/01/2026(b)	345,000	326,456
MEDNAX, Inc.,
5.25%, 12/01/2023(b)	210,000	210,000
6.25%, 01/15/2027(b)	445,000	447,225
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	265,000	264,337
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	103,000	93,988
10.00%, 04/15/2027(b)	174,000	177,045
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	202,000	167,534
		20,510,690
Home Improvement Retail–1.15%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	409,000	374,235
Lowe’s Cos., Inc.,
3.65%, 04/05/2029	10,467,000	10,613,981
4.55%, 04/05/2049	7,413,000	7,568,150
		18,556,366
Homebuilding–0.79%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	239,000	248,354
6.75%, 03/15/2025	278,000	259,583
5.88%, 10/15/2027	41,000	33,738
KB Home, 8.00%, 03/15/2020	123,000	126,998
Lennar Corp.,
8.38%, 01/15/2021	36,000	38,790
5.38%, 10/01/2022	324,000	339,795
4.75%, 11/15/2022	172,000	177,805
5.25%, 06/01/2026	591,000	611,685
MDC Holdings, Inc., 6.00%, 01/15/2043	12,008,000	10,597,060
Meritage Homes Corp., 7.15%, 04/15/2020	120,000	123,450
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	261,000	268,177
		12,825,435
Principal Amount		Value
Hotel & Resort REITs–0.11%
Hospitality Properties Trust, 4.95%, 02/15/2027	$1,665,000	$1,699,368
Hotels, Resorts & Cruise Lines–0.26%
Royal Caribbean Cruises Ltd., 3.70%, 03/15/2028	4,310,000	4,249,456
Household Products–0.67%
Controladora Mabe S.A. de C.V., (Mexico), 5.60%, 10/23/2028(b)	5,555,000	5,770,256
Reynolds Group Issuer, Inc./LLC,
5.75%, 10/15/2020	3,843,481	3,854,243
5.13%, 07/15/2023(b)	90,000	90,130
7.00%, 07/15/2024(b)	732,000	741,150
Spectrum Brands, Inc., 5.75%, 07/15/2025	307,000	313,125
		10,768,904
Hypermarkets & Super Centers–0.15%
Walmart, Inc., 2.85%, 07/08/2024	2,381,000	2,418,681
Independent Power Producers & Energy Traders–0.09%
AES Corp. (The), 5.50%, 04/15/2025	733,000	758,802
Calpine Corp., 5.38%, 01/15/2023	151,000	150,595
NRG Energy, Inc., 6.63%, 01/15/2027	578,000	617,015
		1,526,412
Industrial Conglomerates–0.95%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	5,911,000	5,629,782
General Electric Co., 5.55%, 01/05/2026	8,794,000	9,725,032
		15,354,814
Industrial Machinery–0.05%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	425,000	409,062
EnPro Industries, Inc., 5.75%, 10/15/2026	170,000	171,275
Mueller Industries, Inc., 6.00%, 03/01/2027	297,000	294,030
		874,367
Integrated Oil & Gas–1.78%
Petrobras Global Finance B.V. (Brazil),
5.75%, 02/01/2029	1,086,000	1,097,501
6.90%, 03/19/2049	1,618,000	1,619,618
Petroleos Mexicanos, (Mexico), 5.38%, 03/13/2022	3,034,000	3,135,608
Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	10,449,000	10,392,539
3.50%, 04/16/2029(b)	4,985,000	4,981,735
4.25%, 04/16/2039(b)	5,131,000	5,132,963
4.38%, 04/16/2049(b)	2,407,000	2,392,556
		28,752,520
Integrated Telecommunication Services–1.98%
Altice France S.A., (France), 7.38%, 05/01/2026(b)	400,000	391,750
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Integrated Telecommunication Services–(continued)
AT&T, Inc.,
3.78%, (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	$2,832,000	$2,847,054
5.25%, 03/01/2037	2,660,000	2,860,333
5.15%, 03/15/2042	3,670,000	3,895,342
4.75%, 05/15/2046	2,646,000	2,641,343
5.15%, 02/15/2050	8,382,000	8,792,478
5.70%, 03/01/2057	2,735,000	3,076,340
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	187,000	161,287
8.00%, 10/15/2025(b)	40,000	34,500
Frontier Communications Corp.,
10.50%, 09/15/2022	136,000	99,113
11.00%, 09/15/2025	148,000	93,980
8.00%, 04/01/2027(b)	438,000	455,520
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	43,000	41,603
7.20%, 07/18/2036	547,000	557,940
Telefonica Emisiones, S.A.U., (Spain), 7.05%, 06/20/2036	2,865,000	3,562,832
Verizon Communications, Inc., 4.81%, 03/15/2039	2,267,000	2,478,875
		31,990,290
Interactive Media & Services–1.07%
Match Group, Inc., 5.63%, 02/15/2029(b)	5,513,000	5,708,822
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	2,073,000	2,069,725
3.60%, 01/19/2028(b)	4,305,000	4,261,535
3.98%, 04/11/2029(b)	2,220,000	2,242,853
3.93%, 01/19/2038(b)	3,137,000	3,075,571
		17,358,506
Internet & Direct Marketing Retail–1.05%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	2,190,000	2,197,460
4.40%, 12/06/2057	2,190,000	2,256,240
QVC, Inc., 5.45%, 08/15/2034	12,732,000	12,597,602
		17,051,302
Investment Banking & Brokerage–1.86%
Cantor Fitzgerald, L.P., 6.50%, 06/17/2022(b)	3,205,000	3,435,547
Charles Schwab Corp. (The), Series E, 4.63%(c)(d)	4,560,000	4,562,485
Goldman Sachs Group, Inc. (The),
6.75%, 10/01/2037	4,675,000	5,894,686
4.80%, 07/08/2044	4,280,000	4,710,077
Series P, 5.00%(c)(d)	3,255,000	3,067,789
Series L, 6.43% (3 mo. USD LIBOR + 3.88%)(c)(d)	4,525,000	4,535,181
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	3,874,000	3,599,832
Raymond James Financial, Inc., 4.95%, 07/15/2046	228,000	250,999
		30,056,596
IT Consulting & Other Services–0.24%
DXC Technology Co., 4.45%, 09/18/2022	1,460,000	1,532,334
Principal Amount		Value
IT Consulting & Other Services–(continued)
International Business Machines Corp., 4.25%, 05/15/2049	$2,240,000	$2,303,379
		3,835,713
Leisure Facilities–0.04%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	247,000	253,793
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	327,000	323,795
		577,588
Life & Health Insurance–2.30%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	3,375,000	3,426,027
Athene Holding Ltd., 4.13%, 01/12/2028	6,780,000	6,657,831
Brighthouse Financial, Inc., 4.70%, 06/22/2047	6,627,000	5,310,228
Dai-ichi Life Insurance Co., Ltd. (The), (Japan), 4.00%(b)(c)(d)	3,060,000	3,047,378
MetLife, Inc.,
, 4.13%, 08/13/2042	2,400,000	2,492,365
Series C, 5.25%(c)	3,990,000	4,025,770
Series D, 5.88%(c)	300,000	311,331
Nationwide Financial Services, Inc., 5.38%, 03/25/2021(b)	6,960,000	7,256,142
Pacific Life Insurance Co., 4.30% (3 mo. USD LIBOR + 2.80%), 10/24/2067(b)(d)	2,855,000	2,680,317
Prudential Financial, Inc., 3.91%, 12/07/2047	2,001,000	1,984,628
		37,192,017
Managed Health Care–0.32%
Centene Corp., 5.38%, 06/01/2026(b)	484,000	503,215
Cigna Holding Corp., 4.50%, 03/15/2021	1,860,000	1,909,061
UnitedHealth Group, Inc., 3.75%, 07/15/2025	2,134,000	2,243,773
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	340,000	345,848
5.38%, 08/15/2026(b)	144,000	147,917
		5,149,814
Marine Ports & Services–0.31%
Adani Abbot Point Terminal Pty Ltd., (Australia), 4.45%, 12/15/2022(b)	5,294,000	4,967,949
Metal & Glass Containers–0.08%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
7.25%, 05/15/2024(b)	200,000	209,000
6.00%, 02/15/2025(b)	200,000	198,540
Ball Corp., 5.25%, 07/01/2025	333,000	351,315
Berry Global, Inc.,
5.50%, 05/15/2022	144,000	145,620
6.00%, 10/15/2022	116,000	118,320
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	234,000	211,185
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Metal & Glass Containers–(continued)
OI European Group B.V., 4.00%, 03/15/2023(b)	$67,000	$65,995
		1,299,975
Movies & Entertainment–0.43%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	249,000	227,212
6.13%, 05/15/2027	102,000	89,888
Netflix, Inc.,
5.75%, 03/01/2024	233,000	247,854
5.88%, 11/15/2028	1,031,000	1,085,127
5.38%, 11/15/2029(b)	1,675,000	1,704,312
Warner Media, LLC, 5.35%, 12/15/2043	3,360,000	3,630,114
		6,984,507
Multi-line Insurance–0.67%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	85,000	87,497
American International Group, Inc., 4.50%, 07/16/2044	2,260,000	2,283,585
Fairfax Financial Holdings Ltd., (Canada), 4.85%, 04/17/2028	3,010,000	3,129,089
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	3,210,000	3,454,579
XLIT Ltd., (Bermuda), 5.50%, 03/31/2045	1,670,000	1,946,375
		10,901,125
Multi-Utilities–0.49%
CenterPoint Energy, Inc., Series A, 6.13%(c)	7,720,000	7,959,629
Office REITs–0.28%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	2,640,000	2,731,664
Office Properties Income Trust, 4.50%, 02/01/2025	1,893,000	1,849,771
		4,581,435
Office Services & Supplies–0.36%
Pitney Bowes, Inc.,
3.88%, 10/01/2021	4,150,000	4,011,390
4.95%, 04/01/2023	1,971,000	1,837,957
		5,849,347
Oil & Gas Drilling–0.09%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	112,000	66,640
Ensco Rowan PLC,
4.50%, 10/01/2024	12,000	8,340
7.75%, 02/01/2026	426,000	318,435
Ensign Drilling, Inc., (Canada), 9.25%, 04/15/2024(b)	223,000	213,801
Noble Holding International Ltd., 7.75%, 01/15/2024	281,000	221,287
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	33,525	33,777
7.75%, 12/15/2023	41,000	41,718
5.25%, 11/15/2024	264,000	236,280
Transocean, Inc., 7.50%, 04/15/2031	311,000	258,130
		1,398,408
Principal Amount		Value
Oil & Gas Equipment & Services–0.24%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.00%, 10/01/2022	$109,000	$109,545
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	3,477,000	3,414,425
Calfrac Holdings L.P., (Canada), 8.50%, 06/15/2026(b)	198,000	144,540
SESI, L.L.C., 7.13%, 12/15/2021	226,000	169,500
		3,838,010
Oil & Gas Exploration & Production–2.55%
Antero Resources Corp.,
5.63%, 06/01/2023	317,000	314,622
5.00%, 03/01/2025	39,000	37,148
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	283,000	301,718
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	475,000	466,094
California Resources Corp., 8.00%, 12/15/2022(b)	264,000	185,460
Callon Petroleum Co., 6.13%, 10/01/2024	241,000	239,192
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	449,000	446,845
Concho Resources, Inc., 4.38%, 01/15/2025	6,332,000	6,563,927
Continental Resources, Inc., 5.00%, 09/15/2022	27,613,000	27,851,573
Denbury Resources, Inc., 5.50%, 05/01/2022	183,000	125,813
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	189,000	119,070
Gulfport Energy Corp., 6.00%, 10/15/2024	219,000	181,770
Jagged Peak Energy LLC, 5.88%, 05/01/2026	352,000	345,400
Murphy Oil USA, Inc., 5.63%, 05/01/2027	279,000	287,370
Newfield Exploration Co., 5.63%, 07/01/2024	309,000	339,356
Oasis Petroleum, Inc., 6.88%, 01/15/2023	492,000	473,550
Parsley Energy, LLC/Parsley Finance Corp.,
6.25%, 06/01/2024(b)	202,000	206,545
5.63%, 10/15/2027(b)	147,000	146,265
QEP Resources, Inc.,
5.25%, 05/01/2023	102,000	96,123
5.63%, 03/01/2026	299,000	271,342
Range Resources Corp.,
5.88%, 07/01/2022	200,000	197,000
4.88%, 05/15/2025	306,000	267,750
SM Energy Co.,
6.13%, 11/15/2022	148,000	143,930
6.75%, 09/15/2026	205,000	184,090
6.63%, 01/15/2027	45,000	39,825
Southwestern Energy Co.,
7.50%, 04/01/2026	181,000	174,665
7.75%, 10/01/2027	404,000	387,840
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
Tullow Oil PLC, (Ghana), 7.00%, 03/01/2025(b)	$228,000	$229,436
Whiting Petroleum Corp., 6.63%, 01/15/2026	260,000	238,875
WPX Energy, Inc., 5.25%, 09/15/2024	427,000	421,662
		41,284,256
Oil & Gas Refining & Marketing–0.01%
Parkland Fuel Corp., (Canada), 6.00%, 04/01/2026(b)	200,000	203,500
Oil & Gas Storage & Transportation–7.18%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 6.38%, 05/01/2024	485,000	509,274
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	381,000	377,971
Buckeye Partners, L.P.,
4.35%, 10/15/2024	8,404,000	8,259,890
5.60%, 10/15/2044	3,843,000	3,390,830
Energy Transfer Operating, L.P., 5.88%, 01/15/2024	508,000	555,413
Energy Transfer Partners, L.P.,
4.90%, 03/15/2035	8,695,000	8,364,551
Series A, 6.25%(c)	5,804,000	5,349,634
Enterprise Products Operating LLC,
, 4.80%, 02/01/2049	2,369,000	2,520,043
Series D, 6.88%, 03/01/2033	2,660,000	3,406,906
Series D, 4.88%(c)	11,201,000	10,142,113
Kinder Morgan Energy Partners, L.P., 4.30%, 05/01/2024	2,133,000	2,238,272
Kinder Morgan, Inc.,
7.80%, 08/01/2031	9,500,000	12,401,624
7.75%, 01/15/2032	7,672,000	10,088,389
MPLX L.P.,
4.80%, 02/15/2029	2,355,000	2,502,114
4.70%, 04/15/2048	2,781,000	2,640,134
5.50%, 02/15/2049	3,731,000	3,950,299
Plains All American Pipeline, L.P., Series B, 6.13%(c)	9,289,000	8,631,478
Sabine Pass Liquefaction, LLC, 5.75%, 05/15/2024	10,000,000	10,966,762
SemGroup Corp., 6.38%, 03/15/2025	250,000	241,250
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	2,445,000	2,459,548
5.13%, 02/01/2025	408,000	411,060
5.88%, 04/15/2026	315,000	326,419
Western Gas Partners, L.P.,
4.00%, 07/01/2022	2,910,000	2,928,431
5.30%, 03/01/2048	2,668,000	2,489,862
Williams Cos., Inc. (The),
4.13%, 11/15/2020	6,441,000	6,550,252
7.88%, 09/01/2021	140,000	155,090
3.60%, 03/15/2022	3,670,000	3,734,138
4.55%, 06/24/2024	399,000	423,587
		116,015,334
Principal Amount		Value
Other Diversified Financial Services–1.03%
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	$11,281,000	$12,195,265
EG Finco Ltd., (United Kingdom), 6.75%, 02/07/2025(b)	259,000	254,791
Experian Finance PLC, (United Kingdom), 4.25%, 02/01/2029(b)	2,090,000	2,215,538
Football Trust V, 5.35%, 10/05/2020(b)	889,222	919,790
ILFC E-Capital Trust II, 4.85% (3 mo. USD LIBOR + 1.80%), 12/21/2065(b)(d)	620,000	468,100
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	224,000	225,120
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	351,000	355,388
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	78,000	80,562
		16,714,554
Packaged Foods & Meats–0.57%
B&G Foods, Inc., 5.25%, 04/01/2025	171,000	165,977
Conagra Brands, Inc., 5.30%, 11/01/2038	4,551,000	4,809,384
JBS Investments GmbH, 7.25%, 04/03/2024(b)	405,000	419,685
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	186,000	186,000
Mars, Inc., 2.70%, 04/01/2025(b)	3,334,000	3,355,178
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	207,000	211,504
		9,147,728
Paper Products–0.34%
Mercer International, Inc. (Canada),
7.75%, 12/01/2022	26,000	27,008
6.50%, 02/01/2024	437,000	447,925
5.50%, 01/15/2026	81,000	80,170
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	360,000	365,400
Suzano Austria GmbH (Brazil),
6.00%, 01/15/2029(b)	2,408,000	2,573,550
7.00%, 03/16/2047(b)	1,821,000	1,982,158
		5,476,211
Pharmaceuticals–4.20%
Bausch Health Cos., Inc.,
5.88%, 05/15/2023(b)	38,000	38,229
6.13%, 04/15/2025(b)	175,000	171,587
5.50%, 11/01/2025(b)	165,000	166,238
9.00%, 12/15/2025(b)	187,000	201,960
Bayer US Finance II LLC (Germany),
3.23%, (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(d)	2,759,000	2,736,954
3.62%, (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	5,955,000	5,846,817
3.88%, 12/15/2023(b)	1,964,000	1,998,594
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Pharmaceuticals–(continued)
Bristol-Myers Squibb Co.,
2.90%, 07/26/2024(b)	$8,373,000	$8,488,527
3.20%, 06/15/2026(b)	3,106,000	3,187,696
3.40%, 07/26/2029(b)	7,049,000	7,253,618
4.13%, 06/15/2039(b)	2,526,000	2,636,157
4.25%, 10/26/2049(b)	8,386,000	8,889,541
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	200,000	144,706
GlaxoSmithKline Capital PLC, (United Kingdom), 2.88%, 06/01/2022	4,053,000	4,099,487
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	198,000	196,267
Merck & Co., Inc., 2.90%, 03/07/2024	4,187,000	4,279,669
Pfizer, Inc.,
2.95%, 03/15/2024	5,274,000	5,398,709
3.90%, 03/15/2039	11,349,000	11,953,678
Teva Pharmaceutical Finance IV, B.V., (Israel), 3.65%, 11/10/2021	225,000	211,219
		67,899,653
Property & Casualty Insurance–0.20%
Allstate Corp. (The), 4.20%, 12/15/2046	1,505,000	1,616,374
W.R. Berkley Corp., 7.38%, 09/15/2019	1,585,000	1,605,444
		3,221,818
Publishing–0.20%
Meredith Corp., 6.88%, 02/01/2026	3,177,000	3,287,877
Railroads–0.24%
CSX Corp., 4.65%, 03/01/2068	3,463,000	3,488,867
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	408,000	387,600
		3,876,467
Regional Banks–0.95%
CIT Group, Inc., 5.00%, 08/01/2023	311,000	325,256
Citizens Financial Group, Inc.,
2.38%, 07/28/2021	5,719,000	5,677,651
Series A, 5.50%(c)(d)	1,100,000	1,102,975
Fifth Third Bancorp, 4.30%, 01/16/2024	2,730,000	2,896,122
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	1,300,000	1,440,078
M&T Bank Corp., Series F, 5.13%(c)(d)	1,366,000	1,405,764
Synovus Financial Corp., 3.13%, 11/01/2022	2,457,000	2,446,803
		15,294,649
Residential REITs–0.23%
Essex Portfolio L.P., 3.63%, 08/15/2022	3,600,000	3,688,305
Restaurants–1.09%
1011778 BC ULC/New Red Finance, Inc., (Canada), 5.00%, 10/15/2025(b)	3,471,000	3,410,257
Principal Amount		Value
Restaurants–(continued)
Aramark Services, Inc., 5.00%, 04/01/2025(b)	$199,000	$198,503
Darden Restaurants, Inc., 4.55%, 02/15/2048	1,238,000	1,231,656
IRB Holding Corp., 6.75%, 02/15/2026(b)	1,934,000	1,890,485
Starbucks Corp.,
3.55%, 08/15/2029	4,538,000	4,615,722
4.45%, 08/15/2049	6,077,000	6,292,841
		17,639,464
Retail REITs–0.16%
Regency Centers, L.P., 4.13%, 03/15/2028	2,396,000	2,527,285
Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	186,000	180,420
Semiconductor Equipment–0.19%
Lam Research Corp.,
3.75%, 03/15/2026	50,000	51,421
4.00%, 03/15/2029	1,285,000	1,338,529
4.88%, 03/15/2049	1,495,000	1,621,312
		3,011,262
Semiconductors–2.10%
Analog Devices, Inc., 3.13%, 12/05/2023	2,420,000	2,450,391
Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.00%, 01/15/2022	8,835,000	8,789,740
3.88%, 01/15/2027	5,965,000	5,678,095
3.50%, 01/15/2028	6,751,000	6,180,898
Micron Technology, Inc.,
5.50%, 02/01/2025	275,000	283,223
4.98%, 02/06/2026	2,035,000	2,074,367
5.33%, 02/06/2029	1,190,000	1,200,504
NXP B.V./NXP Funding LLC, (Netherlands), 3.88%, 09/01/2022(b)	7,160,000	7,292,460
		33,949,678
Soft Drinks–0.13%
Keurig Dr Pepper, Inc.,
4.60%, 05/25/2028(b)	250,000	267,153
4.99%, 05/25/2038(b)	1,738,000	1,851,230
		2,118,383
Sovereign Debt–1.49%
Banque Ouest Africaine de Developpement, (Supranational), 5.00%, 07/27/2027(b)	8,000,000	8,134,000
Jamaica Government International Bond, (Jamaica), 7.88%, 07/28/2045	1,920,000	2,313,600
Oman Government International Bond, (Oman), 4.13%, 01/17/2023(b)	2,929,000	2,801,779
Qatar Government International Bond (Qatar),
3.38%, 03/14/2024(b)	4,745,000	4,860,185
4.00%, 03/14/2029(b)	5,700,000	6,010,861
		24,120,425
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Specialized Consumer Services–0.04%
ServiceMaster Co., LLC (The),
5.13%, 11/15/2024(b)	$235,000	$235,587
7.45%, 08/15/2027	430,000	457,950
		693,537
Specialized REITs–0.43%
Crown Castle International Corp., 3.80%, 02/15/2028	4,343,000	4,371,309
Equinix, Inc., 5.88%, 01/15/2026	723,000	759,215
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	229,000	242,671
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	318,000	311,640
Iron Mountain, Inc.,
6.00%, 08/15/2023	182,000	186,550
5.75%, 08/15/2024	84,000	83,540
5.25%, 03/15/2028(b)	114,000	108,300
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	380,000	308,564
SBA Communications Corp., 4.88%, 09/01/2024	507,000	504,009
		6,875,798
Specialty Chemicals–0.07%
Ashland LLC, 4.75%, 08/15/2022	177,000	182,974
Element Solutions, Inc., 5.88%, 12/01/2025(b)	215,000	219,031
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	324,000	326,430
PolyOne Corp., 5.25%, 03/15/2023	219,000	226,938
PQ Corp., 6.75%, 11/15/2022(b)	195,000	202,069
		1,157,442
Steel–0.11%
ArcelorMittal, (Luxembourg), 7.00%, 10/15/2039	195,000	222,852
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	299,000	292,273
Steel Dynamics, Inc., 5.13%, 10/01/2021	905,000	908,394
United States Steel Corp., 6.88%, 08/15/2025	413,000	358,277
		1,781,796
Systems Software–0.13%
Microsoft Corp., 4.25%, 02/06/2047	1,868,000	2,120,141
Technology Distributors–0.15%
Avnet, Inc., 4.63%, 04/15/2026	2,250,000	2,330,063
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	80,000	81,200
		2,411,263
Technology Hardware, Storage & Peripherals–0.98%
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	708,000	745,927
4.00%, 07/15/2024(b)	3,160,000	3,179,945
6.02%, 06/15/2026(b)	4,252,000	4,582,237
4.90%, 10/01/2026(b)	1,860,000	1,905,280
8.35%, 07/15/2046(b)	4,426,000	5,417,659
		15,831,048
Principal Amount		Value
Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, (China), 7.50%, 05/01/2025(b)	$214,000	$208,382
Tobacco–1.20%
Altria Group, Inc.,
3.80%, 02/14/2024	4,363,000	4,486,398
4.40%, 02/14/2026	6,776,000	7,060,223
4.80%, 02/14/2029	5,300,000	5,540,012
6.20%, 02/14/2059	2,066,000	2,293,776
		19,380,409
Trading Companies & Distributors–2.60%
AerCap Global Aviation Trust, (Ireland), 6.50%, 06/15/2045(b)(d)	16,768,000	17,019,520
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, (Ireland), 3.50%, 05/26/2022	1,798,000	1,809,255
Air Lease Corp.,
3.88%, 04/01/2021	3,960,000	4,030,159
3.38%, 06/01/2021	3,865,000	3,902,852
3.00%, 09/15/2023	1,965,000	1,951,752
Aircastle Ltd.,
7.63%, 04/15/2020	71,000	73,638
5.00%, 04/01/2023	534,000	557,829
4.40%, 09/25/2023	4,000,000	4,098,298
BMC East, LLC, 5.50%, 10/01/2024(b)	370,000	373,700
BOC Aviation Ltd., (Singapore), 3.73% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(d)	3,786,000	3,789,370
Herc Rentals, Inc., 7.75%, 06/01/2024(b)	54,000	56,936
United Rentals North America, Inc.,
5.50%, 07/15/2025	186,000	190,650
5.88%, 09/15/2026	655,000	680,381
6.50%, 12/15/2026	303,000	321,938
5.50%, 05/15/2027	120,000	121,350
5.25%, 01/15/2030	3,174,000	3,118,455
		42,096,083
Trucking–2.72%
Aviation Capital Group LLC,
3.25%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	1,914,000	1,909,790
4.13%, 08/01/2025(b)	5,593,000	5,724,751
3.50%, 11/01/2027(b)	15,922,000	15,362,527
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)	254,000	245,428
Avolon Holdings Funding Ltd., (Ireland), 4.38%, 05/01/2026(b)	1,255,000	1,259,367
DAE Funding LLC, (United Arab Emirates), 4.00%, 08/01/2020(b)	2,872,000	2,879,180
Penske Truck Leasing Co. L.P. / PTL Finance Corp., 3.40%, 11/15/2026(b)	155,000	153,208
Penske Truck Leasing Co., L.P./PTL Finance Corp., 3.90%, 02/01/2024(b)	3,433,000	3,551,066
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Principal Amount		Value
Trucking–(continued)
Ryder System, Inc., 3.65%, 03/18/2024	$5,255,000	$5,434,152
SMBC Aviation Capital Finance DAC (Ireland),
3.00%, 07/15/2022(b)	3,147,000	3,159,651
4.13%, 07/15/2023(b)	4,076,000	4,243,438
		43,922,558
Wireless Telecommunication Services–3.37%
America Movil, S.A.B. de C.V., (Mexico), 4.38%, 07/16/2042	1,955,000	2,047,113
Digicel Group One Ltd., (Jamaica), 8.25%, 12/30/2022(b)	109,000	68,912
Digicel Group Two Ltd., (Jamaica), 8.25%, 09/30/2022(b)	104,000	40,300
Oztel Holdings SPC Ltd. (Oman),
5.63%, 10/24/2023(b)	2,323,000	2,347,429
6.63%, 04/24/2028(b)	4,093,000	3,977,827
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	352,134
5.00%, 03/15/2044	4,835,000	5,457,931
4.35%, 05/01/2049	2,310,000	2,403,396
Sprint Communications, Inc., 7.00%, 03/01/2020(b)	120,000	123,114
Sprint Corp., 7.63%, 02/15/2025	385,000	408,100
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	11,472,000	11,744,460
5.15%, 03/20/2028(b)	11,487,000	11,788,534
Class A-1, 3.36%, 09/20/2021(b)	11,750,625	11,750,625
T-Mobile USA, Inc.,
6.38%, 03/01/2025	550,000	570,498
6.50%, 01/15/2026	1,352,000	1,429,740
		54,510,113
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,402,428,680)		1,433,249,828
U.S. Treasury Securities–3.08%
U.S. Treasury Bills–0.31%
2.27% - 2.45%, 06/27/2019(f)(g)	5,030,000	5,021,366
U.S. Treasury Bonds–0.28%
3.00%, 02/15/2049	4,197,000	4,570,304
U.S. Treasury Notes–2.49%
2.13%, 05/15/2022	2,265,000	2,280,572
2.25%, 04/30/2024	14,960,200	15,185,187
2.38%, 04/30/2026	10,679,400	10,923,232
2.38%, 05/15/2029	11,543,200	11,790,748
		40,179,739
Total U.S. Treasury Securities (Cost $48,702,717)		49,771,409
Shares
Preferred Stocks–2.07%
Diversified Banks–1.20%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	100	133,011
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	14,554	19,284,050
		19,417,061
	Shares		Value
Investment Banking & Brokerage–0.71%
Morgan Stanley, 7.13%, Series E, Pfd.		265,000	$7,406,750
Morgan Stanley, 6.88%, Series F, Pfd.		150,000	4,164,000
			11,570,750
Regional Banks–0.16%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.		95,000	2,535,550
Total Preferred Stocks (Cost $31,500,112)			33,523,361
	Principal Amount
Asset-Backed Securities–0.57%
Jimmy Johns Funding LLC, Series 2017-1A, Class A-2-II, 4.85%, 07/30/2047(b)		$4,298,536	4,482,842
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, 4.97%, 12/25/2034(h)		240,257	247,148
Wendy’s Funding LLC, Series 2018-1A, Class A-2-II, 3.88%, 03/15/2048(b)		4,493,125	4,547,312
Total Asset-Backed Securities (Cost $9,088,988)			9,277,302
Non-U.S. Dollar Denominated Bonds & Notes–0.22%(i)
Brewers–0.01%
Sunshine Mid B.V. (Netherlands), 6.50%, 05/15/2026(b)	EUR	150,000	170,505
Diversified Banks–0.02%
Erste Group Bank AG (Austria), REGS 6.50%(b)(c)	EUR	200,000	245,589
Food Retail–0.01%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	200,000	225,984
Movies & Entertainment–0.18%
Netflix, Inc. (United States), 3.88%, 11/15/2029(b)	EUR	2,600,000	2,969,943
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,600,128)			3,612,021
Variable Rate Senior Loan Interests–0.16%(j)
Other Diversified Financial Services–0.16%
Refinitiv US Holdings, Inc., First Lien Term Loan B, 6.19% (1 mo. USD LIBOR + 3.75%), 10/01/2025 (Cost $2,551,943)		2,558,339	2,499,983

Municipal Obligations–0.06%
Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)		735,000	733,214
Series 2017, Ref. RB, 9.00%, 05/15/2037(b)(k)		360,000	3,600
Series 2017, Ref. RB, 9.00%, 05/15/2037(b)(l)		350,000	230,730
Total Municipal Obligations (Cost $1,041,745)			967,544
	Shares
Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust, Series ACC1(m)		859,558	2,579
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Shares		Value
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(n)(o)	727,470	$4,365
Total Common Stocks & Other Equity Interests (Cost $218,117)		6,944
Money Market Funds–4.18%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(p)	23,667,967	23,667,967
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(p)	16,900,621	16,905,691
Invesco Treasury Portfolio, Institutional Class, 2.28%(p)	27,049,106	27,049,106
Total Money Market Funds (Cost $67,622,764)		67,622,764
Shares	Value
Options Purchased–0.05%
(Cost $1,188,816)(q)	742,071
TOTAL INVESTMENTS IN SECURITIES–99.05% (Cost $1,567,944,010)	1,601,273,227
OTHER ASSETS LESS LIABILITIES–0.95%	15,378,744
NET ASSETS–100.00%	$1,616,651,971
Investment Abbreviations:
Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
Ref.	– Refunding
REGS	– Regulation S
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $513,911,862, which represented 31.79% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2019.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on May 31, 2019.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(k)	Zero coupon bond issued at a discount.
(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	Non-income producing security.
(o)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.
(q)	The table below details options purchased. See Note 1H.

See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
Abbvie, Inc.	Call	01/15/2021	20	$85.00		$170,000	$11,400
Amazon.com, Inc.	Call	01/15/2021	1	2,100.00		210,000	17,200
Anthem, Inc.	Call	01/15/2021	7	280.00		196,000	29,067
Bank of America Corp.	Call	01/15/2021	50	32.00		160,000	8,125
Chevron Corp.	Call	01/15/2021	14	120.00		168,000	12,250
Cisco Systems, Inc.	Call	01/15/2021	15	60.00		90,000	4,725
Consumer Discretionary Select Sector SPDR Fund	Call	01/15/2021	20	126.00		252,000	9,350
Industrial Select Sector SPDR Fund	Call	01/15/2021	21	80.00		168,000	7,182
Intel Corp.	Call	01/15/2021	29	52.50		152,250	8,889
Micron Technology, Inc.	Call	01/15/2021	4	42.00		16,800	1,790
Microsoft Corp.	Call	01/15/2021	15	130.00		195,000	19,613
Oracle Corp.	Call	01/15/2021	30	57.50		172,500	11,475
QUALCOMM, Inc.	Call	01/15/2021	2	85.00		17,000	855
UnitedHealth Group Inc.	Call	01/15/2021	7	250.00		175,000	19,425
Total Open Exchange-Traded Equity Options Purchased			235				$161,346

Abbreviations:
SPDR	–Standard & Poor’s Depositary Receipt

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	12/18/2020	45	$2,950		$13,275,000	$580,725
Open Exchanged-Traded Index Options Purchased			45				$580,725

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*		Value	Unrealized Appreciation (Depreciation)
Equity Risk
Abbvie, Inc.	Call	01/15/2021	7	$ 105.00	$(2,512)		$73,500	$(1,229)	$1,284
Anthem, Inc.	Call	01/15/2021	3	350.00	(4,176)		105,000	(5,025)	(849)
Micron Technology, Inc.	Call	01/15/2021	2	55.00	(994)		11,000	(426)	568
Microsoft Corp.	Call	01/15/2021	5	160.00	(2,085)		80,000	(2,112)	(28)
Oracle Corp.	Call	01/15/2021	12	70.00	(1,643)		84,000	(1,584)	60
QUALCOMM, Inc.	Call	01/15/2021	1	110.00	(267)		11,000	(131)	136
UnitedHealth Group Inc.	Call	01/15/2021	3	300.00	(3,006)		90,000	(3,322)	(317)
Total Exchange-Traded Equity Options Written						$(14,683)			$(13,829)	$ 854

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
5 Year Interest Rate Swap	Put	Morgan Stanley & Co International PLC	1.05%	3 month USD LIBOR	Pay	Quarterly	06/19/2019	$(83,824)	$(19,270,000)	$(203,269)	$(119,445)
5 Year Interest Rate Swap	Put	Morgan Stanley & Co International PLC	1.05	3 month USD LIBOR	Pay	Quarterly	06/19/2019	(140,049)	(25,697,000)	(271,065)	(131,015)
Total Open Over-The-Counter Interest Rate Swaptions Written								$(223,873)		$(474,334)	$(250,460)

Abbreviations:
LIBOR	– London Interbank Offered Rate

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Bonds	592	September-2019	$75,036,000	$752,013	$752,013
U.S. Treasury Long Bonds	530	September-2019	81,470,938	1,791,629	1,791,629
U.S. Treasury Ultra Bonds	135	September-2019	23,730,469	722,140	722,140
U.S. Treasury 2 Year Notes	330	September-2019	70,841,719	288,044	288,044
Subtotal—Long Futures Contracts				3,553,826	3,553,826
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	25	September-2019	(2,934,180)	(17,110)	(17,110)
U.S. Treasury 10 Year Ultra Bonds	649	September-2019	(88,618,922)	(924,342)	(924,342)
Subtotal—Short Futures Contracts				(941,452)	(941,452)
Total Futures Contracts				$2,612,374	$2,612,374

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/30/2019	Canadian Imperial Bank of Commerce	GBP	150,888	USD	193,602	$2,031
Subtotal—Appreciation						2,031
Currency Risk
08/30/2019	Goldman Sachs International	EUR	3,487,538	USD	3,922,713	(1,519)
Subtotal—Depreciation						(1,519)
Total Forward Foreign Currency Contracts						$512

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying notes which are an integral part of this schedule.
Invesco Corporate Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
Invesco Corporate Bond Fund

B.	Securities Transactions and Investment Income — (continued)
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
E.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to
Invesco Corporate Bond Fund

F.	Futures Contracts — (continued)
be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the
Invesco Corporate Bond Fund

G.	Swap Agreements — (continued)
Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
H.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
I.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Corporate Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,433,249,828	$—	$1,433,249,828
U.S. Treasury Securities	—	49,771,409	—	49,771,409
Preferred Stocks	33,523,361	—	—	33,523,361
Asset-Backed Securities	—	9,277,302	—	9,277,302
Non-U.S. Dollar Denominated Bonds & Notes	—	3,612,021	—	3,612,021
Variable Rate Senior Loan Interests	—	2,499,983	—	2,499,983
Municipal Obligations	—	967,544	—	967,544
Common Stocks & Other Equity Interests	2,579	—	4,365	6,944
Money Market Funds	67,622,764	—	—	67,622,764
Options Purchased	742,071	—	—	742,071
Total Investments in Securities	101,890,775	1,499,378,087	4,365	1,601,273,227
Other Investments - Assets*
Futures Contracts	3,553,826	—	—	3,553,826
Forward Foreign Currency Contracts	—	2,031	—	2,031
	3,553,826	2,031	—	3,555,857
Other Investments - Liabilities*
Futures Contracts	(941,452)	—	—	(941,452)
Forward Foreign Currency Contracts	—	(1,519)	—	(1,519)
Options Written	(13,829)	(474,334)	—	(488,163)
	(955,281)	(475,853)	—	(1,431,134)
Total Other Investments	2,598,545	(473,822)	—	2,124,723
Total Investments	$104,489,320	$1,498,904,265	$4,365	$1,603,397,950

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 3—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of May 31, 2019:
	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded	$-	$-	$3,553,826	$3,553,826
Unrealized appreciation on forward foreign currency contracts outstanding	2,031	-	-	2,031
Options purchased, at value — Exchange-Traded	-	742,071	-	742,071
Total Derivative Assets	2,031	742,071	3,553,826	4,297,928
Derivatives not subject to master netting agreements	-	(742,071)	(3,553,826)	(4,295,897)
Total Derivative Assets subject to master netting agreements	$2,031	$-	$-	$2,031
Invesco Corporate Bond Fund

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded	$-	$-	$(941,452)	$(941,452)
Unrealized depreciation on forward foreign currency contracts outstanding	(1,519)	-	-	(1,519)
Options written, at value — Exchange-Traded	-	(13,829)	-	(13,829)
Options written, at value — OTC	-	-	(474,334)	(474,334)
Total Derivative Liabilities	(1,519)	(13,829)	(1,415,786)	(1,431,134)
Derivatives not subject to master netting agreements	-	13,829	941,452	955,281
Total Derivative Liabilities subject to master netting agreements	$(1,519)	$-	$(474,334)	$(475,853)
Effect of Derivative Investments for the three months ended May 31, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$27,276	$-	$-	$27,276
Futures contracts	-	-	-	(1,380,950)	(1,380,950)
Options purchased(a)	-	-	19,472	354,951	374,423
Options written	-	-	(5,642)	(17,236)	(22,878)
Swap agreements	121,930	-	-	-	121,930
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	7,685	-	-	7,685
Futures contracts	-	-	-	2,815,604	2,815,604
Options purchased(a)	-	-	(65,810)	(518,174)	(583,984)
Options written	-	-	2,221	(225,070)	(222,849)
Total	$121,930	$34,961	$(49,759)	$1,029,125	$1,136,257

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.
The table below summarizes the three month average notional value of forward foreign currency contracts, futures contracts, equity options purchased, index options purchased and equity options written and the one month average notional value of index options written, swaptions written and swap agreements.
	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Swap Agreements
Average notional value	$3,143,429	$333,607,969	$1,674,417	$11,938,333	$328,667	$9,265,000	$44,967,000	$46,258,000
Average Contracts	—	—	209	41	29	34	—	—
Invesco Corporate Bond Fund